Performance Management - IDX Alternative FIAT ETF	Oct. 16, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	PERFORMANCE HISTORY
Performance Narrative [Text Block]

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available on the Fund’s website at www.idxshares.com or by calling toll-free at (844) 456-4545.

Performance Past Does Not Indicate Future [Text]	Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.
Performance Information Illustrates Variability of Returns [Text]	Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance.
Performance One Year or Less [Text]	The Fund is new and does not have a full calendar year of performance history.
Performance Availability Website Address [Text]	www.idxshares.com
Performance Availability Phone [Text]	(844) 456-4545